Property and Equipment	12 Months Ended
Dec. 31, 2015
Property, Plant and Equipment [Abstract]
Property and Equipment

5.    Property and Equipment

Property and equipment consist of the following (in thousands):

	December 31,
	2015	2014
Equipment	$12,372	$12,161
Leasehold improvement	9,987	9,968
Construction-in-progress	178	227

	22,537	22,356
Less accumulated depreciation and amortization	(20,971)	(20,607)

Property and equipment, net	$1,566	$1,749

Depreciation expense was $425,000, $582,000 and $541,000 in 2015, 2014 and 2013, respectively. Amortization expense was $1,000, $17,000 and $9,000 in 2015, 2014 and 2013 for assets held under capital leases, respectively.

As of December 31, 2015, the Company has recorded $669,500 as a liability which was included in other long-term liabilities on its balance sheet for asset retirement obligations associated with the estimated restoration cost for its leased buildings.